UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

Anthem, Inc. (“Anthem”) is filing this Current Report on Form 8-K in connection with the public offering of its senior debt securities which were registered as part of Anthem’s Registration Statement on Form S-3 (Registration No. 333-101969) (the “Registration Statement”), which was declared effective on December 24, 2002. The final computation of the ratio of earnings to fixed charges with respect to the issuance of the senior debt securities is attached hereto as Exhibit 12 and incorporated herein and in the Registration Statement by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

The exhibit listed below relates to the Registration Statement and is filed herewith for incorporation by reference herein and in the Registration Statement.

Exhibit No.	Exhibits
12	Computation of Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2004

ANTHEM, INC.

By:	/s/ Michael L. Smith
	Name: Title:	Michael L. Smith Executive Vice President and Chief Financial and Accounting Officer